                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to provide long-term capital growth

KEMPER
ASIAN GROWTH FUND

            "...Now more than ever, we are convinced that superior
             stock selection is the key to superior performance.
           Original, forward-looking fundamental equity research is
               the cornerstone of our investment strategy...."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
MARKET STATISTICS
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
14
NOTES TO FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
SHAREHOLDERS' MEETING


At A GLANCE
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998
 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                  -15.99%
CLASS B                                                  -16.52%
CLASS C                                                  -16.44%
LIPPER PACIFIC EX JAPAN FUNDS CATEGORY AVERAGE*          -16.61%
--------------------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.


--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                    AS OF     AS OF
                                   5/31/98   11/30/97
--------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND
    CLASS A                          $5.52      $6.65
--------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND
    CLASS B                          $5.48      $6.58
--------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND
    CLASS C                          $5.50      $6.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
 DURING THE SIX-MONTH PERIOD ENDED MAY 31, 1998, THE KEMPER ASIAN GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                              CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND            $.0775   $.0155    $.0175
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[STYLE/SIZE DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar's Style Box is based on a portfolio date as of May 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

Dr. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.


DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained low inflation continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the economy continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

  Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

  But at its monetary policy meeting at the end of the second quarter, the Federal Reserve Board (the Fed) again chose to leave interest rates alone. In the coming months, the Fed could raise interest rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

  Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing widespread price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 18 percent in the first half of 1998 but just 3.5 percent in the second quarter as profit concerns moved front and center. Bonds in 1998 have also rewarded investors in terms of real return, which is total return less the rate of inflation. The Treasury and high yield debt markets have performed particularly well.

  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 5 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will continue to slow down as the year progresses.

  Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profit growth has continued to slow, which appears to be acceptable to investors in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has remained at all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index
(CPI), has stayed at 1.5 to 2 percent.

  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. Although the crisis has impacted exporters in particular, it has yet to hurt most U.S. businesses and investors. Quite the

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (6/30/98)        6 MONTHS AGO         1 YEAR AGO           2 YEARS AGO
10-YEAR TREASURY RATE(1)             5.5                 5.54                6.22                  6.87
PRIME RATE(2)                        8.5                  8.5                 8.5                  8.25
INFLATION RATE(3)*                  1.75                  1.7                 2.3                  2.82
THE U.S. DOLLAR(4)                  9.54                 9.32                7.32                  8.35
CAPITAL GOODS ORDERS(5)*           10.51                14.37                8.58                  2.44
INDUSTRIAL PRODUCTION(5)*           4.42                 5.74                3.91                  3.99
EMPLOYMENT GROWTH(6)                2.62                 2.88                2.56                  2.23

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

*    Data as of May 31, 1998.

contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

        In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

        Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of their momentous entry into the European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

        As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

July 10, 1998

PERFORMANCE UPDATE

[ALLAN PHOTO]

ELIZABETH ALLAN JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1987. SHE IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND AND A MEMBER OF KEMPER GLOBAL DISCOVERY FUND'S MANAGEMENT TEAM. ALLAN RECEIVED A BACHELOR'S DEGREE WITH DISTINCTION IN EAST ASIAN STUDIES FROM COLBY COLLEGE AND THREE MASTER'S DEGREES -- THE FIRST ONE FROM INDIANA UNIVERSITY IN EAST ASIAN STUDIES AND THE SECOND FROM PRINCETON UNIVERSITY IN SOCIOLOGY, SPECIALIZING IN JAPAN. SHE ALSO EARNED A MASTER'S DEGREE IN BUSINESS ADMINISTRATION FROM NEW YORK UNIVERSITY, WITH A FOCUS IN FINANCE AND INTERNATIONAL BUSINESS.

[GUSMAN PHOTO]

THERESA GUSMAN JOINED SCUDDER KEMPER INVESTMENTS IN 1995, AND IS A CO-LEAD PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND. SHE RECEIVED A BACHELOR'S DEGREE IN ECONOMICS FROM STATE UNIVERSITY OF NEW YORK AT STONY BROOK.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1998 KEMPER ASIAN GROWTH FUND CONFRONTED DRAMATIC VOLATILITY IN A REGION THAT CONTINUES TO STRUGGLE. FOLLOWING, NEW PORTFOLIO CO-MANAGERS ELIZABETH ALLAN AND THERESA GUSMAN DISCUSS THE MARKET
AND THEIR APPROACH TO FUND MANAGEMENT.

Q     THE STRUGGLES IN ASIA HAVE MADE HEADLINES FOR NEARLY A YEAR NOW. CAN YOU
PROVIDE A BRIEF RECAP OF WHAT HAPPENED IN THESE MARKETS OVER THE LAST SIX
MONTHS?

A     The early part of the year was marked by a euphoric reaction to the
International Monetary Fund (IMF) bailouts of Thailand, South Korea and finally Indonesia. The rally experienced in the first quarter reflected a feeling that Asia's currency crisis was over.

      In April however, as the second quarter got underway, we saw swift declines as investors began to realize that the damage inflicted by the crisis could not be quickly reversed and the recovery in Asia would be difficult and risky. The market also reflected diminished prospects for economic recovery in Japan, as well as acknowledgement that a weaker Japan would preclude Asian recovery.

      We have long cautioned that although the first leg of the crisis -- involving shocks to currencies and interest rates -- was over, there would be a second leg featuring more volatility in markets, societies and economies. And in fact, as we moved into the second quarter, the realities of policy backsliding, social instability and economic hardship set in. Brave policy statements in Korea for example, proved difficult to implement. High prices, food shortages and rising unemployment began to take their toll across Asia. Social instability throughout the region and most notably in Indonesia culminated with the Jakarta riots and the end of President Suharto's 30-year regime in May.

      The sinking yen and even-weaker-than-expected prospects for Japan's economy deepened bearish sentiment in the region, as Japan's economic health is increasingly seen as the key to recovery. The U.S. Federal Reserve Board's intervention to try and support the yen vs. the dollar brought only short-term benefit, and at the writing of this report, markets are still awaiting -- with little hope -- meaningful action by the Japanese.

Q     INVESTOR PATIENCE IS DEFINITELY BEING TESTED BY THESE MARKET CONDITIONS.
WHAT DO YOU FEEL ARE THE MOST COMPELLING REASONS FOR SHAREHOLDERS TO KEEP A PORTION OF THEIR PORTFOLIO INVESTED IN THIS MARKET?

A     The rapid decline of stock markets in Asia has created quite bleak short-term prospects. However, we are seeing efforts to bolster the financial sectors, notably in Thailand, Indonesia and South Korea. In China, financial and market reforms are also progressing rapidly. Although fundamental recovery in Asia will be slow and painful, the good news is that further stock market declines would push valuations far below what they should be even in this tumultuous climate. This presents enticing opportunities for patient, long-term investors. Economic recovery will not happen overnight but stock market recoveries tend to precede economic recoveries by a year or more so investors could be rewarded

PERFORMANCE UPDATE

for their patience even before all the troubles have been resolved in the region.

      It is also important to note that we have seen this kind of volatility -- and worse -- in Asia before. The charts on page 7 illustrate how several Asian markets have performed over time and how, despite volatile periods, have remained on an upward course. In the past, patient, long-term investors have been rewarded.

Q     WITH THE FUND'S LIPPER CATEGORY (SEE PAGE 2 OF THIS REPORT) AND BENCHMARK
INDEX* BOTH DOWN MORE THAN 16 PERCENT FOR THE PERIOD, IT IS OBVIOUS THAT MAKING MONEY IN THESE MARKETS WAS NOT A REAL POSSIBILITY, BUT WHAT STEPS DID MANAGEMENT TAKE TO TRY AND PRESERVE SOME SHAREHOLDER VALUE?

A     One step taken immediately was to raise the cash position significantly.
In December the fund had about 21 percent of the portfolio in cash. In raising this cash position, the number of holdings in the portfolio was reduced to roughly 35 names focusing on cash-rich companies, exporters and the more defensive utility sector. As the period moved forward and markets bounced back, dollars were cautiously put back into the market, often by adding to the core positions such as HSBC Holdings and Johnson Electric. As of May 31, the fund held only a 5 percent cash position while still holding 33 names.

Q     ON MAY 1, 1998, THE PORTFOLIO MANAGEMENT OF THE FUND WAS CHANGED.
TOGETHER, YOU BRING MORE THAN 30 YEARS OF COMBINED EXPERIENCE MANAGING MONEY IN THE ASIAN MARKETS. WHAT WILL YOUR APPROACH BE GOING FORWARD?

A     Now more than ever, we are convinced that superior stock selection is the key to superior performance. Original, forward-looking fundamental equity research is the cornerstone of our investment strategy. We will focus on companies that are undervalued, potentially fast growing, exceptionally well-managed and that have dominant positions in clearly identifiable market niches providing them with a clear competitive advantage. The current portfolio has a focus on blue chip names and is diversified across countries and industries. We intend to maintain the quality name focus in the fund and, for the near-term, will maintain its defensive positioning.

      We are placing increased emphasis on valuation analyses looking predominantly at a company's cash flow, non-property asset backing, normalized earnings (i.e., temporary shocks to earnings are to be expected in the current environment and may present buying opportunities) as well as its debt levels. This will help us to determine the proper re-entry price points for high-quality companies in the region.

      We plan to focus on "the best" infrastructure-related, industrial and consumer-oriented companies in the most proactive and pro-market countries. Going forward -- using these strict valuation parameters and entry price limits -- we will strive to position the fund to benefit from a recovery in Asian equity markets when that happens.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A     A key ingredient in Asia's recovery will be the end of Japan's impasse, either proactively through government direction or reactively following an acute financial crisis. Increasing pressure on the Japanese government suggests we are moving toward a resolution one way or another. Once market participants believe the worst is behind us, stocks could rebound well in advance of countries regaining a clean bill of economic health. Another leading indicator of the end of the stock market crisis is typically stabilization of currencies. Although some Asian currencies remain jittery, others have begun to stabilize. We view this as a positive precursor to stock market recovery.


* THE MORGAN STANLEY CAPITAL INTERNATIONAL ASIA COMBINED FAR EAST FREE EX-JAPAN INDEX IS GENERALLY REPRESENTATIVE OF ASIAN FREE MARKET PERFORMANCE, EXCLUDING JAPAN.

MARKET Statistics


WE HAVE SEEN THIS TYPE OF EQUITY MARKET VOLATILITY BEFORE

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Taiwan -- Taiwan Stock Exchange
--------------------------------------------------------------------------------
YEAR                       LOCAL MARKET VALUE

 1/85                             830.76
 2/85                             793.63
 3/85                              780.9
 4/85                             768.39
 5/85                             743.45
 6/85                              714.4
 7/85                             703.09
 8/85                             643.83
 9/85                             674.88
10/85                             716.93
11/85                             782.19
12/85                             778.12
 1/86                             835.12
 2/86                             848.68
 3/86                             970.64
 4/86                             932.96
 5/86                             897.48
 6/86                             954.24
 7/86                             961.85
 8/86                             908.04
 9/86                             912.09
10/86                             946.17
11/86                             978.96
12/86                             995.94
 1/87                            1039.11
 2/87                            1150.25
 3/87                            1289.32
 4/87                            1434.57
 5/87                            1840.75
 6/87                            1857.22
 7/87                            1648.92
 8/87                            2078.67
 9/87                             3214.3
10/87                            4673.14
11/87                            2735.52
12/87                            2957.01
 1/88                            2339.86
 2/88                            2858.76
 3/88                            3490.18
 4/88                            3365.38
 5/88                            4257.33
 6/88                            4599.68
 7/88                            4960.32
 8/88                            6215.85
 9/88                            7817.45
10/88                            7990.85
11/88                            6191.05
12/88                            6838.85
 1/89                            5119.11
 2/89                            6236.72
 3/89                            7124.88
 4/89                            7224.41
 5/89                            8100.06
 6/89                            9497.22
 7/89                            8853.61
 8/89                            9472.95
 9/89                            10084.8
10/89                            9911.15
11/89                            10630.6
12/89                            8931.28
 1/90                            9624.18
 2/90                            12087.2
 3/90                            11419.8
 4/90                            11163.5
 5/90                            8734.93
 6/90                            7664.48
 7/90                            5049.58
 8/90                            5771.28
 9/90                            3574.89
10/90                            2560.47
11/90                            3139.88
12/90                            4798.64
 1/91                            4530.16
 2/91                            4002.45
 3/91                            4955.33
 4/91                            5297.92
 5/91                            5850.18
 6/91                            5709.27
 7/91                            5768.08
 8/91                            5141.41
 9/91                            4673.68
10/91                            4858.44
11/91                            4332.58
12/91                            4355.02
 1/92                            4600.67
 2/92                            5391.63
 3/92                            5144.37
 4/92                            4676.48
 5/92                            4545.18
 6/92                            4456.85
 7/92                            4523.81
 8/92                            4072.08
 9/92                            3960.45
10/92                            3584.08
11/92                            3559.51
12/92                            3646.76
 1/93                            3377.06
 2/93                            3501.23
 3/93                            4517.59
 4/93                            4795.17
 5/93                             4473.8
 6/93                            4316.43
 7/93                            3995.51
 8/93                            3946.56
 9/93                            3859.09
10/93                             3806.4
11/93                            4131.68
12/93                            4468.34
 1/94                            6070.56
 2/94                            6176.91
 3/94                            5452.44
 4/94                            5308.87
 5/94                            5777.48
 6/94                            5961.45
 7/94                            6005.84
 8/94                            6839.02
 9/94                            6974.15
10/94                            7183.75
11/94                            6201.21
12/94                            6444.05
 1/95                             7111.1
 2/95                            6307.85
 3/95                            6337.83
 4/95                            6573.54
 5/95                            5789.98
 6/95                            5714.33
 7/95                            5312.94
 8/95                            5199.63
 9/95                            4785.29
10/95                            5045.62
11/95                            4801.66
12/95                            4809.94
 1/96                            5158.65
 2/96                            4775.28
 3/96                            4877.38
 4/96                            5127.49
 5/96                            6114.14
 6/96                            5973.49
 7/96                            6560.41
 8/96                            6106.97
 9/96                            6342.17
10/96                            6513.73
11/96                            6455.11
12/96                            6982.81
 1/97                            6933.94
 2/97                            7346.88
 3/97                            7880.45
 4/97                            8163.41
 5/97                            8485.66
 6/97                             8197.3
 7/97                            9030.28
 8/97                            10001.6
 9/97                            9504.98
10/97                            8695.02
11/97                            7646.35
12/97                            7400.64
 1/98                            8187.27
 2/98                             8405.1
 3/98                            9277.09
 4/98                             9041.5
 5/98                            8304.19

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Hong Kong -- Hang Seng Index
--------------------------------------------------------------------------------
YEAR                       LOCAL MARKET VALUE

 1/85                            1200.38
 2/85                            1356.26
 3/85                            1401.15
 4/85                            1389.13
 5/85                            1516.73
 6/85                            1641.25
 7/85                             1570.6
 8/85                            1678.95
 9/85                            1616.17
10/85                            1520.99
11/85                            1680.65
12/85                            1694.57
 1/86                            1752.45
 2/86                            1702.38
 3/86                            1685.06
 4/86                            1625.94
 5/86                            1848.65
 6/86                            1781.94
 7/86                            1733.51
 8/86                            1874.11
 9/86                            1903.02
10/86                            2090.24
11/86                            2258.78
12/86                            2452.15
 1/87                             2568.3
 2/87                            2585.22
 3/87                            2894.26
 4/87                            2695.91
 5/87                            2685.37
 6/87                             2919.7
 7/87                            3163.99
 8/87                            3514.25
 9/87                            3644.28
10/87                            3949.73
11/87                            2203.23
12/87                            2108.55
 1/88                            2302.75
 2/88                            2358.27
 3/88                            2454.71
 4/88                            2543.97
 5/88                            2589.89
 6/88                            2516.24
 7/88                            2684.64
 8/88                            2703.42
 9/88                            2433.32
10/88                            2429.07
11/88                            2615.43
12/88                            2668.03
 1/89                            2687.44
 2/89                            3060.91
 3/89                            3037.07
 4/89                            2987.21
 5/89                            3123.87
 6/89                            2689.98
 7/89                            2270.81
 8/89                            2578.96
 9/89                            2508.91
10/89                             2746.7
11/89                            2721.68
12/89                             2756.9
 1/90                            2836.57
 2/90                            2738.24
 3/90                            2933.13
 4/90                             2934.7
 5/90                            2945.18
 6/90                            3159.17
 7/90                            3319.47
 8/90                            3468.64
 9/90                            3066.81
10/90                            2791.26
11/90                            2968.74
12/90                            3020.17
 1/91                            3024.55
 2/91                            3223.49
 3/91                            3552.37
 4/91                            3745.97
 5/91                            3631.25
 6/91                            3688.14
 7/91                            3738.85
 8/91                            4030.01
 9/91                            4023.54
10/91                            4023.84
11/91                            4037.82
12/91                            4094.42
 1/92                            4297.33
 2/92                            4672.09
 3/92                            4952.19
 4/92                            4909.96
 5/92                            5484.21
 6/92                               6056
 7/92                            6134.75
 8/92                            5910.73
 9/92                            5711.57
10/92                            5528.84
11/92                            6231.17
12/92                            5501.71
 1/93                            5512.39
 2/93                            5697.78
 3/93                            6398.82
 4/93                            6408.88
 5/93                            6790.11
 6/93                            7375.81
 7/93                            7205.38
 8/93                            7029.03
 9/93                            7542.19
10/93                            7676.22
11/93                            9629.19
12/93                            9254.03
 1/94                            12086.4
 2/94                            11826.9
 3/94                            10148.4
 4/94                            9029.91
 5/94                             8799.7
 6/94                            9512.07
 7/94                            8634.37
 8/94                            9683.68
 9/94                             9890.9
10/94                            9492.49
11/94                             9573.4
12/94                             8430.8
 1/95                            8191.04
 2/95                            7342.65
 3/95                            8296.96
 4/95                            8400.44
 5/95                            8226.04
 6/95                            9559.74
 7/95                            9138.21
 8/95                            9385.27
 9/95                            9196.47
10/95                            9724.98
11/95                            9782.39
12/95                            9862.55
 1/96                            10073.4
 2/96                            11362.8
 3/96                            11194.9
 4/96                            10926.8
 5/96                              10907
 6/96                            11059.8
 7/96                            11002.6
 8/96                            10789.9
 9/96                            11106.6
10/96                            11921.2
11/96                            12529.3
12/96                            13517.6
 1/97                            13451.5
 2/97                            13451.1
 3/97                            13507.3
 4/97                            12074.2
 5/97                            13020.8
 6/97                            14990.9
 7/97                            15196.8
 8/97                            16379.2
 9/97                            13425.6
10/97                            15049.3
11/97                            11255.1
12/97                            10750.9
 1/98                            10722.8
 2/98                            10578.6
 3/98                            11318.8
 4/98                            11331.4
 5/98                            10563.7

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
Malaysia -- Kuala Lumpor Stock Exchange Composite
--------------------------------------------------------------------------------
YEAR                       LOCAL MARKET VALUE

 1/85                       298.725
 2/85                        309.53
 3/85                        314.08
 4/85                        303.53
 5/85                        293.36
 6/85                        296.44
 7/85                        274.79
 8/85                        282.63
 9/85                        269.53
10/85                        299.01
11/85                        284.09
12/85                        257.04
 1/86                        219.75
 2/86                        205.36
 3/86                        196.04
 4/86                         194.3
 5/86                        171.74
 6/86                         196.3
 7/86                        219.07
 8/86                        209.55
 9/86                        234.25
10/86                         226.2
11/86                        272.03
12/86                         248.6
 1/87                        252.43
 2/87                        278.38
 3/87                        326.19
 4/87                        312.16
 5/87                        359.38
 6/87                        412.94
 7/87                        410.74
 8/87                         446.9
 9/87                        409.66
10/87                        417.21
11/87                        273.21
12/87                        238.74
 1/88                        261.19
 2/88                        282.85
 3/88                        272.46
 4/88                        286.53
 5/88                        312.49
 6/88                         325.2
 7/88                        365.99
 8/88                           367
 9/88                        333.86
10/88                        333.77
11/88                        342.74
12/88                        347.38
 1/89                        357.38
 2/89                        390.52
 3/89                        388.54
 4/89                        411.13
 5/89                        441.25
 6/89                        456.25
 7/89                        445.12
 8/89                        462.37
 9/89                        462.74
10/89                        495.03
11/89                        479.61
12/89                        510.74
 1/90                        562.28
 2/90                        570.21
 3/90                         600.2
 4/90                        565.92
 5/90                        520.57
 6/90                        586.54
 7/90                        584.65
 8/90                        632.51
 9/90                        550.74
10/90                        459.08
11/90                        480.46
12/90                        469.86
 1/91                        505.92
 2/91                        497.26
 3/91                        559.51
 4/91                        587.06
 5/91                        588.72
 6/91                        631.44
 7/91                        615.69
 8/91                        600.75
 9/91                        559.09
10/91                        521.81
11/91                        537.03
12/91                        528.21
 1/92                        556.22
 2/92                        570.64
 3/92                        601.93
 4/92                        588.37
 5/92                        591.63
 6/92                        585.33
 7/92                        596.47
 8/92                        601.39
 9/92                         573.5
10/92                         598.1
11/92                        649.06
12/92                        637.23
 1/93                        643.96
 2/93                        624.49
 3/93                        634.87
 4/93                        649.56
 5/93                        717.37
 6/93                        740.06
 7/93                        719.84
 8/93                        763.46
 9/93                        821.04
10/93                        859.87
11/93                        967.05
12/93                       1015.42
 1/94                       1288.85
 2/94                       1106.99
 3/94                       1113.41
 4/94                        959.94
 5/94                        1054.5
 6/94                         982.8
 7/94                       1003.76
 8/94                       1056.34
 9/94                       1155.27
10/94                       1127.35
11/94                       1093.58
12/94                        986.13
 1/95                        971.21
 2/95                        883.29
 3/95                        979.64
 4/95                        966.31
 5/95                         951.8
 6/95                       1070.82
 7/95                       1023.51
 8/95                       1058.94
 9/95                       1009.29
10/95                        984.12
11/95                        941.78
12/95                        975.54
 1/96                        995.17
 2/96                       1055.42
 3/96                       1093.56
 4/96                       1158.44
 5/96                       1189.54
 6/96                        1131.5
 7/96                       1137.05
 8/96                       1087.97
 9/96                        1106.2
10/96                       1134.96
11/96                       1172.48
12/96                       1220.18
 1/97                       1237.96
 2/97                        1221.9
 3/97                       1260.44
 4/97                       1187.77
 5/97                       1080.17
 6/97                       1117.97
 7/97                        1078.9
 8/97                       1002.63
 9/97                         804.4
10/97                        795.83
11/97                        716.72
12/97                        528.45
 1/98                        594.44
 2/98                        569.51
 3/98                        745.12
 4/98                        700.05
 5/98                        625.97

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS*

Representing 61.6 percent of the fund's common stock holdings on May 31, 1998.

-----------------------------------------------------------------------------------------------------------------
                              COMPANY                                     COUNTRY               % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
1.          JOHNSON ELECTRIC HOLDINGS                           Hong Kong                                    6.2%
-----------------------------------------------------------------------------------------------------------------
2.          COMPAL ELECTRONICS CO.                              Taiwan                                       5.5%
-----------------------------------------------------------------------------------------------------------------
3.          HSBC HOLDINGS                                       Hong Kong                                    4.8%
-----------------------------------------------------------------------------------------------------------------
4.          HONG KONG TELECOMMUNICATIONS                        Hong Kong                                    4.7%
-----------------------------------------------------------------------------------------------------------------
5.          CHINA LIGHT & POWER CO.                             Hong Kong                                    4.6%
-----------------------------------------------------------------------------------------------------------------
6.          VARITRONIX INTERNATIONAL                            Hong Kong                                    4.2%
-----------------------------------------------------------------------------------------------------------------
7.          CHEUNG KONG HOLDINGS                                Hong Kong                                    4.1%
-----------------------------------------------------------------------------------------------------------------
8.          HUTCHISON WHAMPOA                                   Hong Kong                                    4.1%
-----------------------------------------------------------------------------------------------------------------
9.          ACER, INC.                                          Taiwan                                       3.8%
-----------------------------------------------------------------------------------------------------------------
10.         FOUNDER HONG KONG                                   Hong Kong                                    3.6%
-----------------------------------------------------------------------------------------------------------------
11.         OVERSEAS UNION BANK                                 Singapore                                    3.5%
-----------------------------------------------------------------------------------------------------------------
12.         OVERSEA-CHINESE BANKING CORP.                       Singapore                                    3.3%
-----------------------------------------------------------------------------------------------------------------
13.         TENAGA NASIONAL                                     Malaysia                                     3.2%
-----------------------------------------------------------------------------------------------------------------
14.         TELEKOM MALAYSIA                                    Malaysia                                     3.2%
-----------------------------------------------------------------------------------------------------------------
15.         AVIMO GROUP                                         Singapore                                    2.8%
-----------------------------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1998 (unaudited)

-----------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS                                                              NUMBER OF SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
    HONG KONG--48.5%
                                       Johnson Electric Holdings, Ltd.
                                         SMALL MOTOR MANUFACTURER                           105,000      $  407,000
                                       HSBC Holdings, PLC
                                         BANKING                                             13,000         310,000
                                       Hong Kong Telecommunications, Ltd.
                                         TELECOMMUNICATIONS                                 169,000         304,000
                                       China Light & Power Co., Ltd.
                                         ELECTRIC UTILITY                                    70,000         302,000
                                       Varitronix International, Ltd.
                                         CRYSTAL DISPLAYS MANUFACTURER                      130,000         273,000
                                       Cheung Kong Holdings, Ltd.
                                         PROPERTY DEVELOPMENT                                50,000         270,000
                                       Hutchison Whampoa, Ltd.
                                         CONGLOMERATE                                        51,000         267,000
                                       Founder Hong Kong, Ltd.
                                         SOFTWARE DEVELOPMENT AND SYSTEMS
                                         INTEGRATION                                        372,000         232,000
                                       Shanghai Industrial Holdings, Ltd.
                                         CONGLOMERATE                                        65,000         182,000
                                       New World Development Co., Ltd.
                                         PROPERTY DEVELOPMENT AND INVESTMENT                 75,000         177,000
                                       Swire Pacific Ltd., "A"
                                         CONGLOMERATE                                        45,000         166,000
                                       (a)Yanzhou Coal Mining Co., Ltd.
                                         COAL MINING                                        750,000         155,000
                                       CITIC Pacific, Ltd.
                                         CONGLOMERATE                                        60,000         146,000
                                       Sun Hung Kai & Co., Ltd.
                                         PROPERTY DEVELOPMENT                                28,000         137,000
                                       --------------------------------------------------------------------------------
                                                                                                          3,328,000
-----------------------------------------------------------------------------------------------------------------------
    SINGAPORE--14.0%
                                       Overseas Union Bank, Ltd.
                                         BANKING                                             75,000         228,000
                                       Oversea-Chinese Banking Corp., Ltd.
                                         BANKING                                             55,000         218,000
                                       Avimo Group, Ltd.
                                         PRECISION INSTRUMENTS MANUFACTURER                 125,000         183,000
                                       Singapore Press Holdings, Ltd.
                                         PUBLISHER                                           21,000         168,000
                                       City Developments, Ltd.
                                         REAL ESTATE DEVELOPMENT                             45,000         163,000
                                       --------------------------------------------------------------------------------
                                                                                                            960,000

PORTFOLIO OF INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES     VALUE
-----------------------------------------------------------------------------------------------------------------------
    MALAYSIA--10.9%
                                       Tenaga Nasional, Bhd.
                                         ELECTRIC UTILITY                                   125,000      $  207,000
                                       Telekom Malaysia, Bhd.
                                         TELECOMMUNICATIONS                                  90,000         206,000
                                       Malayan Banking, Bhd.
                                         BANKING                                            120,000         169,000
                                       Resorts World, Bhd.
                                         RESORT OPERATOR                                    105,000         162,000
                                       --------------------------------------------------------------------------------
                                                                                                            744,000
-----------------------------------------------------------------------------------------------------------------------
    TAIWAN--10.7%
                                       (a)Compal Electronics Co.
                                         ELECTRONICS MANUFACTURER                           118,000         360,000
                                       (a)Acer, Inc.
                                         ELECTRONICS MANUFACTURER                           170,000         250,000
                                       (a)Yageo Corp.
                                         ELECTRONICS MANUFACTURER                            60,000         126,000
                                       --------------------------------------------------------------------------------
                                                                                                            736,000
-----------------------------------------------------------------------------------------------------------------------
    THAILAND--7.1%
                                       (a)PTT Exploration & Production Public Co.,
                                         Ltd.
                                         PETROLEUM PRODUCER                                  20,000         173,000
                                       (a)Phatra Thanakit Public Co., Ltd.
                                         FINANCIAL SERVICES                                 200,000         105,000
                                       Thai Farmers Bank Public Co., Ltd.
                                         BANKING                                             55,000          84,000
                                       Siam Makro Co., Ltd.
                                         WHOLESALER                                          50,000          74,000
                                       Lanna Lignite Public Co., Ltd.
                                         COAL MINING                                         27,000          51,000
                                       --------------------------------------------------------------------------------
                                                                                                            487,000
-----------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--4.0%
                                       Bank of the Philippine Islands
                                         BANKING                                             55,000         138,000
                                       SM Prime Holdings, Inc.
                                         REAL ESTATE INVESTMENT                             750,000         133,000
                                       --------------------------------------------------------------------------------
                                                                                                            271,000
                                       --------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS--95.2%
                                       (Cost: $8,419,000)                                                 6,526,000
                                       --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT     VALUE
-----------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                       Yield--5.41%
    INSTRUMENT--2.2%                   Due--June 1998
                                       (Cost: $150,000)                                  $  150,000         150,000
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--97.4%
                                       (Cost: $8,569,000)                                                 6,676,000
                                       --------------------------------------------------------------------------------
                                       CASH AND OTHER ASSETS,
                                       LESS LIABILITIES--2.6%                                               180,000
                                       --------------------------------------------------------------------------------
                                       NET ASSETS--100%                                                  $6,856,000
                                       --------------------------------------------------------------------------------



PORTFOLIO OF INVESTMENTS

At May 31, 1998, the Fund's portfolio of investments had the following industry diversification:

                                                                VALUE              %
-------------------------------------------------------------------------------------------
Banks                                                         $1,147,000           16.7
-------------------------------------------------------------------------------------------
Electronics                                                    1,143,000           16.7
-------------------------------------------------------------------------------------------
Diversified Holding Companies                                    761,000           11.1
-------------------------------------------------------------------------------------------
Utilities                                                        715,000           10.4
-------------------------------------------------------------------------------------------
Real Estate                                                      703,000           10.3
-------------------------------------------------------------------------------------------
Services                                                         536,000            7.8
-------------------------------------------------------------------------------------------
Energy                                                           379,000            5.5
-------------------------------------------------------------------------------------------
Finance                                                          282,000            4.1
-------------------------------------------------------------------------------------------
Publishing                                                       168,000            2.5
-------------------------------------------------------------------------------------------
Leisure                                                          162,000            2.4
-------------------------------------------------------------------------------------------
Wholesaling                                                       74,000            1.1
-------------------------------------------------------------------------------------------
Miscellaneous                                                    456,000            6.6
-------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                            6,526,000           95.2
-------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS, CASH AND OTHER NET ASSETS              330,000            4.8
-------------------------------------------------------------------------------------------
NET ASSETS                                                    $6,856,000          100.0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $8,569,000 for federal income tax purposes at May 31, 1998, the gross unrealized appreciation was $130,000, the gross unrealized depreciation was $2,023,000 and the net unrealized depreciation on investments was $1,893,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1998 (unaudited)


--------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------
Investments, at value
(Cost: $8,569,000)                                              $ 6,676,000
---------------------------------------------------------------------------
Cash                                                                412,000
---------------------------------------------------------------------------
Receivable for:
  Dividends                                                          32,000
---------------------------------------------------------------------------
  Fund shares sold                                                    2,000
---------------------------------------------------------------------------
  Reimbursement from advisor                                         18,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                  7,140,000
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------------

Payable for:
  Investments purchased                                             238,000
---------------------------------------------------------------------------
  Administrative services fee                                         4,000
---------------------------------------------------------------------------
  Distribution services fee                                           2,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             28,000
---------------------------------------------------------------------------
  Other                                                              12,000
---------------------------------------------------------------------------
    Total liabilities                                               284,000
---------------------------------------------------------------------------
NET ASSETS                                                      $ 6,856,000
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------------

Paid-in capital                                                 $10,852,000
---------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (2,167,000)
---------------------------------------------------------------------------
Net unrealized depreciation on investments and assets and
liabilities in foreign currencies                                (1,896,000)
---------------------------------------------------------------------------
Undistributed net investment income                                  67,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 6,856,000
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($3,860,000 + 700,000 shares outstanding)                           $5.52
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $5.86
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($2,722,000 + 497,000 shares outstanding)                           $5.48
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  (subject to contingent deferred sales charge) per share
  ($274,000 + 50,000 shares outstanding)                              $5.50
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1998 (unaudited)


---------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $5,000)             $   124,000
---------------------------------------------------------------------------
  Interest                                                           25,000
---------------------------------------------------------------------------
    Total investment income                                         149,000
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     31,000
---------------------------------------------------------------------------
  Distribution services fee                                          11,000
---------------------------------------------------------------------------
  Administrative services fee                                         8,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             45,000
---------------------------------------------------------------------------
  Professional fees                                                   8,000
---------------------------------------------------------------------------
  Reports to shareholders                                             5,000
---------------------------------------------------------------------------
  Other                                                               1,000
---------------------------------------------------------------------------
    Total expenses before expense waiver                            109,000
---------------------------------------------------------------------------
Less expenses waived by investment manager                           31,000
---------------------------------------------------------------------------
  Total expenses after expense waiver                                78,000
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                                71,000
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
---------------------------------------------------------------------------

  Net realized loss on sales of investments and foreign
  currency transactions                                            (974,000)
---------------------------------------------------------------------------
  Change in net unrealized depreciation on investments and
  assets and liabilities in foreign currencies                     (495,000)
---------------------------------------------------------------------------
Net loss on investments                                          (1,469,000)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,398,000)
---------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                SIX MONTHS
                                                                   ENDED
                                                                  MAY 31,            YEAR ENDED
                                                                   1998             NOVEMBER 30,
                                                                (UNAUDITED)             1997
------------------------------------------------------------------------------------------------
 OPERATIONS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------
  Net investment income                                         $    71,000              26,000
------------------------------------------------------------------------------------------------
  Net realized loss                                                (974,000)         (1,174,000)
------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                            (495,000)         (1,459,000)
------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations             (1,398,000)         (2,607,000)
------------------------------------------------------------------------------------------------
Net equalization credits                                                 --              13,000
------------------------------------------------------------------------------------------------
Distribution from net investment income                             (49,000)                 --
------------------------------------------------------------------------------------------------
Net increase from capital share transactions                      1,905,000           7,043,000
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        458,000           4,449,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of period                                               6,398,000           1,949,000
------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $67,000 and $58,000, respectively)                    $ 6,856,000           6,398,000
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Asian Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on that exchange or, if there is no recent sale price available, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Trustees or its delegates. All other securities not so traded are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation.
                             Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed).

NOTES TO FINANCIAL STATEMENTS

                             Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended May 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at May 31, 1998, amounting to approximately $1,851,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the years 2005 and 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. Prior to December 1, 1997, Kemper Asian Growth Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of Fund shares to undistributed net investment income. As of December 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of book equalization will result in simpler financial statements. The cumulative effect of the change was to decrease undistributed net investment income and increase paid-in-capital previously reported through November 30, 1997 by $13,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net assets in excess of $12.5 billion. However, the Fund incurred no management fee for the six months ended May 31, 1998, after a fee waiver of $31,000 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                  RETAINED BY KDI     BY KDI TO FIRMS
                                                                  ---------------   --------------------
                             Six months ended May 31, 1998            $3,000               32,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                DISTRIBUTION FEES         COMMISSIONS AND
                                                                     AND CDSC            DISTRIBUTION FEES
                                                                 RECEIVED BY KDI       PAID BY KDI TO FIRMS
                                                              ----------------------   ---------------------
                             Six months ended May 31, 1998           $15,000                  38,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY       ASF PAID BY
                                                                         THE FUND TO KDI     KDI TO FIRMS
                                                                        ------------------   ------------
                             Six months ended May 31, 1998                    $8,000            11,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $35,000 for the six months ended May 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended May 31, 1998, the Fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $6,539,000

                             Proceeds from sales                       3,381,000

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                       YEAR ENDED
                                                                     MAY 31, 1998                      NOVEMBER 30, 1997
                                                              --------------------------           -------------------------
                                                               SHARES          AMOUNT               SHARES          AMOUNT
                                       -------------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                515,000       $ 3,468,000            624,000       $5,526,000
                                       -------------------------------------------------------------------------------------
                                        Class B                381,000         2,467,000            444,000        4,154,000
                                       -------------------------------------------------------------------------------------
                                        Class C                 36,000           239,000             46,000          427,000
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  6,000            36,000                 --               --
                                       -------------------------------------------------------------------------------------
                                        Class B                  1,000             6,000                 --               --
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (368,000)       (2,438,000)          (177,000)      (1,579,000)
                                       -------------------------------------------------------------------------------------
                                        Class B               (258,000)       (1,651,000)          (147,000)      (1,351,000)
                                       -------------------------------------------------------------------------------------
                                        Class C                (32,000)         (222,000)           (18,000)        (134,000)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 14,000            93,000              4,000           38,000
                                       -------------------------------------------------------------------------------------
                                        Class B                (14,000)          (93,000)            (4,000)         (38,000)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                         $ 1,905,000                          $7,043,000
                                       -------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              ------------------------------------------------
                                                                                  CLASS A
                                                              ------------------------------------------------
                                                              SIX MONTHS           YEAR            OCTOBER 21
                                                                ENDED             ENDED                TO
                                                               MAY 31,         NOVEMBER 30,       NOVEMBER 30,
                                                                 1998              1997               1996
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.65             10.04              9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .07               .08                --
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                        (1.12)            (3.47)              .54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.05)            (3.39)              .54
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                       .08                --                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.52              6.65             10.04
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   (15.99)%          (33.76)             5.68
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                     1.73%             1.60              1.46
--------------------------------------------------------------------------------------------------------------
Net investment income                                             2.35%              .97               .74
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                          2.58%             2.62                --
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      1.50%             (.05)               --
--------------------------------------------------------------------------------------------------------------

                                                              ------------------------------------------------
                                                                                  CLASS B
                                                              ------------------------------------------------
                                                              SIX MONTHS           YEAR            OCTOBER 21
                                                                ENDED             ENDED                TO
                                                               MAY 31,         NOVEMBER 30,       NOVEMBER 30,
                                                                 1998              1997               1996
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.58             10.03              9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .04                --                --
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                        (1.12)            (3.45)              .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.08)            (3.45)              .53
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                       .02                --                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.48              6.58             10.03
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   (16.52)%          (34.40)             5.58
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                     2.74%             2.57              2.34
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      1.34%               --              (.14)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses                                                          3.59%             3.51                --
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       .49%             (.94)               --
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                                              SIX MONTHS           YEAR            OCTOBER 21
                                                                ENDED             ENDED                TO
                                                               MAY 31,         NOVEMBER 30,       NOVEMBER 30,
                                                                 1998              1997               1996
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.60             10.03              9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .04                --                --
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                        (1.12)            (3.43)              .53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                 (1.08)            (3.43)              .53
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                       .02                --                --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  5.50              6.60             10.03
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                   (16.44)%          (34.20)             5.58
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                                     2.74%             2.54              2.34
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                      1.34%              .03              (.14)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------

Expenses                                                          3.59%             3.55                --
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                       .49%             (.98)               --
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------

                                                            SIX MONTHS           YEAR             OCTOBER 21
                                                              ENDED              ENDED                TO
                                                             MAY 31,         NOVEMBER 30,        NOVEMBER 30,
                                                               1998              1997                1996
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $6,856,000         6,398,000           1,949,000
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                               106%              155                  74
--------------------------------------------------------------------------------------------------------------

NOTES:

Total return does not reflect the effect of any sales charges. The investment manager agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Data for the period ended May 31, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Asian Growth Fund shareholders were asked to vote on six separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure, approval of a sub-advisory agreement with Zurich Investment Management Limited and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                                 For     Withheld
   David W. Belin              394,327    6,633
   Lewis A. Burnham            394,172    6,788
   Donald L. Dunaway           394,327    6,633
   Robert B. Hoffman           394,327    6,633
   Donald R. Jones             394,327    6,633
   Shirley D. Peterson         394,076    6,884
   Daniel Pierce               394,327    6,633
   William P. Sommers          394,327    6,633
   Edmond D. Villani           394,128    6,832

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

     For    Against   Abstain

   391,963  1,518     7,479

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                 Broker
     For    Against   Abstain   Non-Votes

   359,260  5,816     7,824     28,060

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

     For    Against   Abstain

   355,823  16,174    17,871

5) Approval of a new sub-advisory agreement with Zurich Investment Management Limited.

                                 Broker
     For    Against   Abstain   Non-Votes

   357,785  5,861     9,254     28,060

6) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                         Broker
             For    Against   Abstain   Non-Votes

Class B     156,800  2,318     10,499    27,764

Class C      27,513      0          0         0

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY             MAUREEN E. KANE
Chairman and Trustee           President                  Assistant Secretary

DAVID W. BELIN                 PHILIP J. COLLORA          CAROLINE PEARSON
Trustee                        Vice President and         Assistant Secretary
                               Secretary
LEWIS A. BURNHAM                                          ELIZABETH C. WERTH
Trustee                        JOHN R. HEBBLE             Assistant Secretary
                               Treasurer
DONALD L. DUNAWAY
Trustee                        JERARD K. HARTMAN
                               Vice President
ROBERT B. HOFFMAN
Trustee                        THOMAS W. LITTAUER
                               Vice President
DONALD R. JONES
Trustee                        ANN M. MCCREARY
                               Vice President
SHIRLEY D. PETERSON
Trustee                        KATHRYN L. QUIRK
                               Vice President
WILLIAM P. SOMMERS
Trustee                        STEVEN H. REYNOLDS
                               Vice President
EDMOND D. VILLANI
Trustee                        LINDA J. WONDRACK
                               Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
FOREIGN CUSTODIAN                   THE CHASE MANHATTAN BANK
                                    Chase Metro Center
                                    Brooklyn, NY 11245
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza  Chicago, IL 60606
                                    www.kemper.com
--------------------------------------------------------------------------------

[KEMPER FUNDSLOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Asian Growth Fund prospectus.
KAGF - 3 (7/98) 1050240